EXHIBIT 16
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December 10, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

                     Re: Industrial Imaging Corporation.
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Ladies and Gentlemen:

We have read the statements contained in Item 4 of the Form 8-K dated, December 5, 1996, of Industrial Imaging Corporation, the successor company to Orbis, Inc. Commission File Number 0-15520 which we understand will be filed with the Securities and Exchange Commission. We are in agreement with the statements concerning our firm contained in Item 4 such Form 8-K


/s/ Cayer Prescott Clune & Chartellier
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Cayer Prescott Clune & Chartellier